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                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-95366 and 333-94661 of Cintech Solutions, Inc. on Form S-8 of our report dated August 23, 2002, appearing in this Annual Report on Form 10-KSB of Cintech Solutions, Inc. for the year ended June 30, 2002.


/s/ Deloitte & Touche LLP

Cincinnati, Ohio
September 24, 2002






















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